
                                                                                                     EXHIBIT 99.1




                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                          Sept. 26,
   (dollars in millions)                                                                                      2003
   ------------------------------------------------------------------------------------                   --------

   ASSETS

   CASH AND CASH EQUIVALENTS.......................................................                       $ 15,532
                                                                                                          --------

   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES OR
    DEPOSITED WITH CLEARING ORGANIZATIONS..........................................                          6,371
                                                                                                          --------

   SECURITIES FINANCING TRANSACTIONS
     Receivables under resale agreements...........................................                         79,116
     Receivables under securities borrowed transactions............................                         45,556
                                                                                                          --------
                                                                                                           124,672
                                                                                                          --------

   TRADING ASSETS, AT FAIR VALUE (includes securities pledged as collateral of $18,081)
     Contractual agreements........................................................                         39,343
     Corporate debt and preferred stock............................................                         22,169
     Equities and convertible debentures...........................................                         17,938
     Non-U.S. governments and agencies.............................................                         17,407
     Mortgages, mortgage-backed, and asset-backed..................................                         16,552
     U.S. Government and agencies..................................................                         13,414
     Municipals and money markets..................................................                          4,730
                                                                                                          --------
                                                                                                           131,553
                                                                                                          --------
   INVESTMENT SECURITIES...........................................................                         79,558
                                                                                                          --------

   SECURITIES RECEIVED AS COLLATERAL...............................................                          5,148
                                                                                                          --------

   OTHER RECEIVABLES
     Customers (net of allowance for doubtful accounts of $60).....................                         41,913
     Brokers and dealers...........................................................                          3,454
     Interest and other............................................................                         10,195
                                                                                                          --------
                                                                                                            55,562
                                                                                                          --------
   LOANS, NOTES, AND MORTGAGES (net of allowance of $274)..........................                         40,370

   SEPARATE ACCOUNTS ASSETS........................................................                         15,513

   EQUIPMENT AND FACILITIES (net of accumulated depreciation and
       amortization of $4,984).....................................................                          2,606

   GOODWILL (net of accumulated amortization of $1,011)............................                          4,596

   OTHER ASSETS....................................................................                          4,286
                                                                                                          --------

   TOTAL ASSETS....................................................................                       $485,767
                                                                                                          ========

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                          Sept. 26,
   (dollars in millions, except per share amount)                                                             2003
   ------------------------------------------------------------------------------                         --------
   LIABILITIES

   SECURITIES FINANCING TRANSACTIONS
     Payables under repurchase agreements........................................                         $ 95,939
     Payables under securities loaned transactions...............................                            7,391
                                                                                                          --------
                                                                                                           103,330
                                                                                                          --------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................                            3,015
                                                                                                          --------

   DEPOSITS......................................................................                           79,312
                                                                                                          --------

   TRADING LIABILITIES, AT FAIR VALUE
     Contractual agreements......................................................                           45,198
     U.S. Government and agencies................................................                           17,119
     Non-U.S. governments and agencies ..........................................                           12,257
     Corporate debt, municipals and preferred stock..............................                            8,894
     Equities and convertible debentures.........................................                            8,084
                                                                                                          --------
                                                                                                            91,552
                                                                                                          --------
   OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL........................                            5,148
                                                                                                          --------

   OTHER PAYABLES
     Customers...................................................................                           34,525
     Brokers and dealers.........................................................                           16,509
     Interest and other..........................................................                           24,017
                                                                                                          --------
                                                                                                            75,051
                                                                                                          --------
   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................                            3,397
                                                                                                          --------

   SEPARATE ACCOUNTS LIABILITIES.................................................                           15,513
                                                                                                          --------

   LONG-TERM BORROWINGS..........................................................                           80,706
                                                                                                          --------

   TOTAL LIABILITIES.............................................................                          457,024
                                                                                                          --------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................                            2,666
                                                                                                          --------

   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY (42,500 shares issued and outstanding,
      liquidation preference $10,000 per share)..................................                              425
                                                                                                          --------

   COMMON STOCKHOLDERS' EQUITY
     Shares exchangeable into common stock.......................................                               43
     Common stock, par value $1.33 1/3 per share;
      authorized: 3,000,000,000 shares;
      issued: 1,056,070,197 shares...............................................                            1,408
     Paid-in capital.............................................................                            6,385
     Accumulated other comprehensive loss (net of tax)...........................                             (511)
     Retained earnings...........................................................                           20,344
                                                                                                          --------
                                                                                                            27,669
   Less: Treasury stock, at cost:  117,516,610 shares............................                            1,207
         Unamortized employee stock grants.......................................                              810
                                                                                                          --------

   TOTAL COMMON STOCKHOLDERS' EQUITY.............................................                           25,652
                                                                                                          --------

   TOTAL STOCKHOLDERS' EQUITY....................................................                           26,077
                                                                                                          --------

   TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY SUBSIDIARIES,
        AND STOCKHOLDERS' EQUITY.................................................                         $485,767
                                                                                                          ========

                                       7